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                                                                   EXHIBIT 10.33


                               INDEMNITY AGREEMENT


         This Agreement is made as of the _____ day of _______________, 1998, by and between Resource Bancshares Mortgage Group, Inc., a Delaware corporation (the "Corporation"), and __________________ (the "Indemnitee"), a Director and/or Officer of the Corporation.

         WHEREAS, it is essential to the Corporation to attract and retain as Directors and Officers the most capable persons available; and

         WHEREAS, the substantial increase in corporate litigation subjects Directors and Officers to expensive litigation risks; and

         WHEREAS, the Corporation does not regard the protection available to the Indemnitee as adequate in the present circumstances and realizes that the Indemnitee may not be willing to serve as a Director or Officer without adequate protection, and the Corporation desires the Indemnitee to serve in such capacity;

         NOW, THEREFORE, in consideration of the Indemnitee's service as a Director or Officer after the date hereof, the parties agree as follows:

         1.       Definitions.  As used in this Agreement:

                  (a) The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature.

                  (b) The term "Expenses" shall include, but is not limited to, all expenses (including attorneys' fees), losses, damages, liabilities, judgments, fines, amounts paid in settlement by or on behalf of the Indemnitee and disbursements and any expenses of establishing a right to indemnification under this Agreement.

                  (c) The terms "Director" and "Officer" shall include the Indemnitee's service at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise as well as Director, Officer, employee or agent of the Corporation.

                  (d) The phrase "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on the Indemnitee with respect to an employee benefit plan; and the phrase "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries.


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         2. Indemnity. Subject only to the limitations set forth in Section 3, the Corporation will pay on behalf of the Indemnitee all Expenses actually and reasonably incurred by the Indemnitee because of any claim or claims made against him in a Proceeding by reason of the fact that he is or was a Director and/or Officer.

         3. Limitations on Indemnity. The Corporation shall not be obligated under this Agreement to make any payment of Expenses to the Indemnitee:

                  (a)      the payment of which is prohibited by applicable law;

                  (b) for which and to the extent payment is actually and unqualifiedly made to the Indemnitee under an insurance policy or otherwise;

                  (c) which result from a claim, issue or matter as to which the Indemnitee is adjudged liable to the Corporation in a Proceeding by or in the right of the Corporation, unless it is decided in such Proceeding that the Indemnitee is entitled to indemnification hereunder despite such adjudication; or

                  (d) which result from a claim, issue or matter decided in a Proceeding adversely to the Indemnitee based upon or attributable to:

                           (i) the breach of the Indemnitee's duty of loyalty to the Corporation or its stockholders;

                           (ii) acts or omissions of the Indemnitee not in good faith or which involve intentional misconduct or a knowing violation of law;

                           (iii) Section 174 of the General Corporation Law of the State of Delaware; or

                           (iv) a transaction from which the Indemnitee derived an improper personal benefit.

         For purposes of Sections 3 and 4, the phrase "decided in a Proceeding" shall mean a decision by a court, arbitrator(s), hearing officer or other judicial agent having the requisite legal authority to make such a decision which decision has become final and from which no appeal or other review proceeding is permissible.

         4. Advance Payment of Costs. Expenses actually and reasonably incurred by the Indemnitee in defending a claim against him in a Proceeding, other than a Proceeding by the Corporation, shall be paid by the Corporation as incurred and in advance of the final disposition of such Proceeding. As a condition precedent to his right to receive any such advancement of


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Expenses, the Indemnitee hereby agrees and undertakes to repay such amounts advanced if it shall be decided in such Proceeding that he is not entitled to be indemnified by the Corporation pursuant to this Agreement or otherwise.

         5. Settlement. The termination of a Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the Indemnitee is not entitled to indemnification under this Agreement.

         6. Enforcement. If a claim under this Agreement is not paid by the Corporation, or on its behalf, within thirty days after a written claim has been received by the Corporation, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful in whole or in part, the Indemnitee also shall be entitled to be paid the Expenses of prosecuting such claim.

         7. Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

         8. Notice and Cooperation. The Indemnitee, as a condition precedent to his right to be indemnified under this Agreement, shall notify the Corporation in writing promptly upon receipt of notice of any claim made against him for which indemnity will or could be sought under this Agreement; provided, however, that failure of the Indemnitee to so notify the Corporation shall relieve the Corporation of its obligations hereunder only to the extent that such failure materially prejudices the Corporation. In addition, the Indemnitee shall give the Corporation such information and cooperation as it may reasonably require.

         Notice to the Corporation shall be in writing and shall be deemed to have been given when personally delivered or sent by telecopy (with confirmation of receipt) or by prepaid certified mail to the Corporation at the following address (or such other address as the Corporation shall designate in writing to the Indemnitee):

                    Resource Bancshares Mortgage Group, Inc.
                    7909 Parklane Road
                    Columbia, South Carolina 29223
                    Attention: Chairman
                    Telecopier: (803) 741-3586


         9. Severability. If this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify the Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any other applicable law.


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         10. Exclusivity. Nothing herein shall be deemed to diminish or otherwise restrict the Indemnitee's right to indemnification under any provision of the Certificate of Incorporation or Bylaws of the Corporation or under Delaware law.

         11. Applicable Law. This agreement shall be governed by and construed in accordance with Delaware law.

         12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute the original.

         13. Successors and Assigns. This Agreement shall be binding upon the Corporation and its successors and assigns.

         14. Continuation of Indemnification. The indemnification under this Agreement shall continue as to the Indemnitee even though he may have ceased to be a Director and/or Officer and shall inure to the benefit of the heirs and personal representatives of the Indemnitee.

         15. Coverage of Indemnification. The indemnification under this Agreement shall cover the Indemnitee's service as a Director and/or Officer and all of his acts in such capacity, whether prior to or on or after the date of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.

                                  RESOURCE BANCSHARES MORTGAGE GROUP, INC.


                                  By:      ________________________
                                  Its:     ________________________



                                  INDEMNITEE

                                  _________________________________